UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  May 16, 2008


                          DIONICS, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Delaware                                                 11-2166744
(State or other jurisdiction                       (I.R.S. Employer
of incorporation)                               Identification No.)


65 Rushmore Street
Westbury, New York                                            11590
(Address of principal                                    (Zip Code)
executive offices)


Registrant's telephone number, including area code: (516) 997-7474

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     On May 16, 2008, Dionics, Inc. (the "Company") granted 472,500 shares of common stock to 10 employees and 100,000 shares of common stock to David M. Kaye, a director of the Company, for services rendered to the Company. The shares of common stock were issued in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, for "transactions by the issuer not involving any public offering".

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIONICS, INC.
                              (Registrant)


Dated: May 20, 2008           By:   /s/ Bernard L. Kravitz
                              Name:     Bernard L. Kravitz
                              Title:    President